                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
 Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934




                         Date of Report - August 4, 2003




                        DUALSTAR TECHNOLOGIES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       DELAWARE                    0-25552                   13-3776834
     -------------              -------------         ---------------------
(State or other jurisdiction     (Commission              (IRS Employer
of incorporation)                File Number)          Identification No.)


          11-30 47th Avenue, Long Island City, New York, New York 11101
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (718) 340-6655

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On August 4, 2003, DualStar Technologies Corporation (the "Company") and its wholly owned subsidiary, ParaComm, Inc., consummated the sale to an affiliate of its senior lender, Madeleine, LLC, of substantially all of ParaComm's assets, pursuant to an Asset Purchase Agreement dated as of July 9, 2003 by and among the Company, ParaComm Inc., Madeleine, L.L.C. and PCM Acquisitions Corp. (the "Asset Purchase Agreement"). (A copy of the Asset Purchase Agreement is attached hereto as Exhibit 99.1.) Such assets relate to ParaComm's satellite television and private cable services business in Florida. The consideration for the sale was the reduction of $3,166,154 of the principal amount of a note of the Company to Madeleine, plus waiver of accrued and unpaid interest on such principal amount. Such reduction is subject to certain post-closing adjustments which are not expected to be material. The consideration paid by Madeleine was determined through arms' length negotiations between the parties.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement.

This press release and the materials referred to herein contain forward-looking statements regarding DualStar's business and future plans of operations. When used herein, the words "intends," "expects," "plans," "estimates," "projects," "believes," "anticipates," "contemplates," "represents" and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties. DualStar's ability to satisfy the various conditions and covenants contained in the agreement in principle with Madeleine, DualStar's ability to fully satisfy the outstanding indebtedness owed to Madeleine as well as other important factors set forth in DualStar's periodic filings with the Securities and Exchange Commission (available to the public at www.sec.gov), may cause the actual results and performance to differ materially from the future results expressed in or implied by such forward-looking statements. The forward-looking statements contained in this press release speak only as of the date hereof and DualStar disclaims any obligation to provide public updates, revisions or amendments to any forward-looking statements made herein to reflect changes in DualStar's expectations or future events.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

On August 4, 2003, the Company and its wholly owned subsidiary, ParaComm, Inc. sold substantially all of ParaComm's assets to an affiliate of the Company's senior lender, Madeleine, LLC, pursuant to the Asset Purchase Agreement. Such assets relate to ParaComm's satellite television and private cable services business in Florida. Based on the carrying value of the ParaComm assets sold on August 4, 2003 and the $4,120,692 consideration received, the Company will record a gain on the disposition in the first quarter of fiscal 2004.

The following unaudited pro forma financial statements and notes thereto are being filed herewith to illustrate the effects of the disposition on the historical financial position and operating results of the Company:

          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2003

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2003

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended March 31, 2003

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended June 30, 2002


The pro forma financial information represents, in the opinion of management, all adjustments necessary to present the Company's pro forma results of operations and financial position in accordance with Article 11 of the United States Securities and Exchange Commission ("SEC") Regulation S-X and are based upon available information and certain assumptions considered reasonable under the circumstances. The pro forma financial information also excludes the gain on sale discussed above, and any other non-recurring charges or credits attributable to the transaction.

The pro forma condensed consolidated financial statements should be read in conjunction with the Company's unaudited condensed consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2003 and audited condensed consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended June 30, 2002, filed on May 14, 2003 and September 27, 2002, respectively. The pro forma information may not necessarily be indicative of what the Company's financial position or results of operations would have been had the transaction been in effect as of the and for the periods presented, nor is such information necessarily indicative of the Company's results of operations or financial position for any future period or date.

      DUALSTAR TECHNOLOGIES CORPORATION AND SUBSIDIARIES
        CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                          (UNAUDITED)

The following table shows the unaudited pro forma condensed consolidated balance sheets at March 31, 2003 as if the disposition had taken place on March 31, 2003.

                                                                               HISTORICAL           PRO FORMA         PRO FORMA
                                                                                MARCH 31,          ADJUSTMENTS        MARCH 31,
                                                                                  2003            (NOTE A, B,C)          2003
                                                                           -------------------- ------------------ -----------------
                                 ASSETS
Current assets:
  Cash and cash equivalents                                                      $2,779,361                              $2,779,361
  Accounts receivable - net of allowance for doubtful accounts                   18,196,996                              18,196,996
  Retainage receivable                                                            3,732,251                               3,732,251
  Costs and estimated earnings in excess of billings on uncompleted
    contracts                                                                       973,891                                 973,891
  Prepaid expenses and other current assets                                         257,693                                 257,693
                                                                           -------------------- ------------------ -----------------
Total current assets                                                             25,940,192                    -         25,940,192
Property and equipment - net of accumulated depreciation and
    amortization (Note A)                                                         1,650,570             (505,000)         1,145,570
Other                                                                               453,039                                 453,039
                                                                           -------------------- ------------------ -----------------
Total assets                                                                    $28,043,801            $(505,000)       $27,538,801
                                                                           ==================== ================== =================

                  LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
  Senior secured promissory note payable (Note B)                               $16,268,525          $(4,120,692)       $12,147,833
  Mortgage payable                                                                        -                                       -
  Accounts payable                                                                5,056,603                               5,056,603
  Billings in excess of costs and estimated earnings on uncompleted
    contracts                                                                     5,299,069                               5,299,069
  Accrued expenses and other current liabilities                                  4,360,841                               4,360,841
                                                                           -------------------- ------------------ -----------------
Total current liabilities                                                        30,985,038           (4,120,692)        26,864,346
                                                                           -------------------- ------------------ -----------------
Total liabilities                                                                30,985,038           (4,120,692)        26,864,346
                                                                           -------------------- ------------------ -----------------

  Commitments and contingencies

Shareholders' deficit:
  Common stock                                                                      165,016                                 165,016
  Additional paid-in capital                                                     41,575,421                              41,575,421
  Accumulated deficit (Note C)                                                  (44,681,674)           3,615,692        (41,065,982)
                                                                           -------------------- ------------------ -----------------
Total shareholders' deficit                                                      (2,941,237)           3,615,692            674,455
                                                                           -------------------- ------------------ -----------------
Total liabilities and shareholders' deficit                                     $28,043,801            $(505,000)       $27,538,801
                                                                           ==================== ================== =================

  SEE NOTES TO CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET

      DUALSTAR TECHNOLOGIES CORPORATION AND SUBSIDIARIES
                NOTES TO CONDENSED CONSOLIDATED
                    PRO FORMA BALANCE SHEET
                     AS OF MARCH 31, 2003
                          (UNAUDITED)

NOTE A

$505,000 represents the net book value of property and equipment sold plus obsolescence of related equipment of an insignificant amount.

NOTE B

The $4,120,692 reduction of the senior secured promissory note payable represents the total sales price, which is comprised of principal of $3,166,154 and related waived accrued interest of $954,538.

NOTE C

$3,615,692 is the gain recognized on the sales transaction.

               DUALSTAR TECHNOLOGIES CORPORATION AND SUBSIDIARIES
            CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                                   (UNAUDITED)

The following table shows the unaudited pro forma results of operations for the three months ended March 31, 2003 as if the disposition had taken place on July 1, 2002.

                                                                          PRO FORMA
                                                       HISTORICAL        ADJUSTMENTS         PRO FORMA
                                                         NOTE A             NOTE B
                                                   ------------------- ----------------- ------------------
Revenues earned                                         $15,088,273          $(213,508)        $14,874,765
Costs of revenues earned, excluding depreciation
  and amortization                                       11,503,007           (101,697)         11,401,310
                                                   ------------------- ----------------- ------------------

Gross profit                                              3,585,266           (111,811)          3,473,455
                                                   ------------------- ----------------- ------------------
Operating expenses:
  General and administrative expenses, excluding
    depreciation and amortization                         2,824,250           (105,731)          2,718,519
  Depreciation and amortization                             176,264            (70,280)            105,984
  Impairment of equipment                                         -                  -                   -
                                                   ------------------- ----------------- ------------------

Operating income (loss)                                     584,752             64,200             648,952
                                                   ------------------- ----------------- ------------------

Other (income) expense:
  Interest income                                           (11,582)                 -             (11,582)
  Interest expense                                          454,854                  -             454,854
  Gain on disposition of
    communications assets                                   (41,035)           (71,862)           (112,897)
  Loss on sale of marketable securities                           -                  -                   -
                                                   ------------------- ----------------- ------------------

Other expense - net                                         402,237            (71,862)            330,375
                                                   ------------------- ----------------- ------------------

Income (loss) before provision for income taxes             182,515            136,062             318,577
Provision for income taxes                                    4,113                  -               4,113
                                                   ------------------- ----------------- ------------------

Net income (loss)                                          $178,402           $136,062            $314,464
                                                   =================== ================= ==================

Basic and diluted income (loss) per share                     $0.01                                  $0.02

Weighted average shares outstanding                      16,501,568                             16,501,568



     SEE NOTES TO CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS

      DUALSTAR TECHNOLOGIES CORPORATION AND SUBSIDIARIES
   CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                          (UNAUDITED)

The following table shows the unaudited pro forma results of operations for the nine months ended March 31, 2003 as if the disposition had taken place on July 1, 2002.

                                                                          PRO FORMA
                                                       HISTORICAL        ADJUSTMENTS         PRO FORMA
                                                         NOTE A             NOTE B
                                                   ------------------- ----------------- ------------------
Revenues earned                                         $44,188,750          $(690,852)        $43,497,898
Costs of revenues earned, excluding depreciation
  and amortization                                       36,024,425           (296,547)         35,727,878
                                                   ------------------- ----------------- ------------------

Gross profit                                              8,164,325           (394,305)          7,770,020
                                                   ------------------- ----------------- ------------------
Operating expenses:
  General and administrative expenses, excluding
    depreciation and amortization                         7,746,177           (311,519)          7,434,658
  Depreciation and amortization                             692,747           (218,342)            474,405
  Impairment of equipment                                   700,000                  -             700,000
                                                   ------------------- ----------------- ------------------

Operating income (loss)                                    (974,599)           135,556            (839,043)
                                                   ------------------- ----------------- ------------------

Other (income) expense:
  Interest income                                           (23,188)                 -             (23,188)
  Interest expense                                        1,477,641                  -           1,477,641
  Gain on disposition of
    communications assets                                  (115,580)           (71,862)           (187,442)
  Loss on sale of marketable securities                           -                  -                   -
                                                   ------------------- ----------------- ------------------

Other expense - net                                       1,338,873            (71,862)          1,267,011
                                                   ------------------- ----------------- ------------------

Income (loss) before provision for income taxes          (2,313,472)           207,418          (2,106,054)
Provision for income taxes                                   24,373                  -              24,373
                                                   ------------------- ----------------- ------------------

Net income (loss)                                       $(2,337,845)          $207,418         $(2,130,427)
                                                   =================== ================= ==================

Basic and diluted income (loss) per share                    $(0.14)                                $(0.13)

Weighted average shares outstanding                      16,501,568                             16,501,568



     SEE NOTES TO CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS

      DUALSTAR TECHNOLOGIES CORPORATION AND SUBSIDIARIES
   CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                          (UNAUDITED)

The following table shows the unaudited pro forma results of operations for the year ended June 30, 2002 as if the disposition had taken place on July 1, 2001.

                                                                          PRO FORMA
                                                       HISTORICAL        ADJUSTMENTS         PRO FORMA
                                                         NOTE A             NOTE B
                                                   ------------------- ----------------- ------------------
Revenues earned                                         $81,180,853        $(1,120,023)        $80,060,830
Costs of revenues earned, excluding depreciation
  and amortization                                       70,561,255           (516,751)         70,044,504
                                                   ------------------- ----------------- ------------------

Gross profit                                             10,619,598           (603,272)         10,016,326
                                                   ------------------- ----------------- ------------------
Operating expenses:
  General and administrative expenses, excluding
    depreciation and amortization                        11,976,760           (959,385)         11,017,375
  Depreciation and amortization                           2,046,519           (626,311)          1,420,208
  Impairment of equipment                                 2,479,630                  -           2,479,630
                                                   ------------------- ----------------- ------------------

Operating income (loss)                                  (5,883,311)           982,424          (4,900,887)
                                                   ------------------- ----------------- ------------------

Other (income) expense:
  Interest income                                          (152,808)                 -            (152,808)
  Interest expense                                        1,876,751                  -           1,876,751
  Loss on disposition of
    communications assets                                   482,324           (482,324)                  -
  Loss on sale of marketable securities                     337,500                  -             337,500
                                                   ------------------- ----------------- ------------------

Other expense - net                                       2,543,767           (482,324)          2,061,443
                                                   ------------------- ----------------- ------------------

Income (loss) before provision for income taxes          (8,427,078)         1,464,748          (6,962,330)
Provision for income taxes
    Current provision                                        80,325                  -              80,325
    Deferred                                              1,076,000                  -           1,076,000
                                                   ------------------- ----------------- ------------------

Net income (loss)                                       $(9,583,403)        $1,464,748         $(8,118,655)
                                                   =================== ================= ==================

Basic and diluted income (loss) per share                    $(0.58)                                $(0.49)

Weighted average shares outstanding                      16,501,568                             16,501,568


     SEE NOTES TO CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS

               DUALSTAR TECHNOLOGIES CORPORATION AND SUBSIDIARIES
                         NOTES TO CONDENSED CONSOLIDATED
                       PRO FORMA STATEMENTS OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2003,
       NINE MONTHS ENDED MARCH 31, 2003, AND THE YEAR ENDED JUNE 30, 2002
                                   (UNAUDITED)

NOTE A

Reflects DualStar Technologies Corporation and Subsidiaries' historical operating results for the three months ended March 31, 2003, nine months ended March 31, 2003, and the year ended June 30, 2002.

NOTE B

Pro forma adjustments to record the effect of the disposition for the three months ended March 31, 2003, nine months ended March 31, 2003, and the year ended June 30, 2002. Pro forma results were based on the specifically identifiable actual operating results where available, and allocations between the disposed assets and the continuing business by management when an expense was for the benefit of both the disposed assets and the continuing business.

(c)      Exhibits

99.1 Asset Purchase Agreement, dated as of July 9, 2003 by and among the Company, ParaComm Inc., Madeleine, L.L.C. and PCM Acquisitions Corp.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     DUALSTAR TECHNOLOGIES CORPORATION
                                     (Registrant)



Dated:  August 19, 2003              By:   /s/ Michael Giambra
                                        ----------------------
                                     Michael Giambra
                                     Vice President and
                                       Chief Accounting Officer

                                  EXHIBIT INDEX

Exhibit No.
Regulation S-K
Item 601
Designation         Exhibit Description

99.1 Asset Purchase Agreement, dated as of July 9, 2003 by and among the Company, ParaComm Inc., Madeleine, L.L.C. and PCM Acquisitions Corp.













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